UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 3, 2011, the Company issued a press release containing financial results for the quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a teleconference and webcast at 10:00 a.m. MDT on Tuesday, May 3, 2011 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Results of Operations Conference Call and Presentations

The Company plans to host a teleconference and webcast at 10:00 a.m. MDT on Tuesday, May 3, 2011 to discuss its financial results for the quarter ended March 31, 2011. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).

Upcoming Events

Also, the Company announced upcoming events. Updated investor presentations will be posted to the homepage of the Company’s website at www.billbarrettcorp.com for each event below. Please check the website at 5:00 Mountain time on the business day prior to the investor event for the most recent presentation:

The 2011 Annual Meeting of Stockholders of Bill Barrett Corporation will be held on May 12, 2011 at 9:30 a.m. MDT. A Company presentation and question and answer period will immediately follow the meeting. The meeting, presentation and question and answer period will be webcast and may be accessed live and for replay on the Company’s website at www.billbarrettcorp.com.

Chief Operating Officer Scot Woodall will participate in the Macquarie Global Small/Mid-Cap Conference to be held May 25th and 26th, 2011. The event is not webcast.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Information Concerning Annual Meeting Stockholder Proposal

Mr. Gerald Armstrong submitted a stockholder proposal to be considered at the Annual Meeting of Stockholders to be held on May 12, 2011 requesting that the Board of Directors take the steps necessary so that each stockholder voting requirement in the Company’s Certificate of Incorporation and bylaws that calls for a greater than simple majority vote be changed to a majority of the votes cast for and against the proposal in compliance with applicable law. The Board of Directors of the Company has agreed to propose, recommend to the stockholders of the Company, and actively solicit the approval at the 2012 Annual Meeting of Stockholders that the Company amend its Certificate of Incorporation to (1) eliminate the provisions in the Certificate of Incorporation that require the affirmative vote of the holders of at least 80% of the outstanding shares for approval, and (2) provide for the annual election of directors. As a result of this commitment, the Company has been advised that Mr. Armstrong agreed to withdraw his proposal.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 3, 2011.

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